Subsequent Events	6 Months Ended
Jun. 30, 2014
Subsequent Events
Subsequent Events

16                       Subsequent Events

In July 2014, ZIM and its creditors entered into definitive documentation effecting ZIM’s restructuring with its creditors on substantially the same terms as the agreement in principle previously announced by ZIM in January 2014. The terms of the restructuring include a reduction in the charter rates payable by ZIM under its time charters, expiring in 2020 or 2021, for six of our vessels, which had already been implemented beginning in January 2014. The terms also include our receipt of approximately $49.9 million aggregate principal amount of unsecured, interest bearing ZIM notes maturing in 2023 (consisting of $8.8 million of 3% Series 1 Notes due 2023 amortizing subject to available cash flow in accordance with a corporate cash sweep mechanism, and $41.1 million of 5% Series 2 Notes due 2023 non-amortizing (of the 5% interest rate, 3% is payable quarterly in cash and 2% is payable in kind, accrued quarterly with deferred cash payment on maturity)) and ZIM shares representing approximately 7.4% of the outstanding ZIM shares immediately after the restructuring, in exchange for such charter rate reductions and cancellation of ZIM’s other obligations to us which relate to the outstanding long term receivable as of December 31, 2013. ZIM’s charter-owner creditors have designated two of the nine members of ZIM’s initial Board of Directors following the restructuring, including one director nominated by us, Dimitris Chatzis, the father of our Chief Financial Officer. In connection with ZIM’s previous announcement of the agreement in principle with its creditors, the Company had recognized an impairment loss of $19.0 million as of December 31, 2013.